                                                                    EXHIBIT 10.7
BANK OF BOSTON



                              September  29, 1995


KERR GROUP, INC.
1840 Century Park East
Los Angeles, California  90067


Ladies and Gentlemen:

         Reference is hereby made to (i) that certain letter dated February 9, 1995, between The First National Bank of Boston (the "Bank") and Kerr Group, Inc., a Delaware corporation (the "Company"), (ii) that certain Commercial Promissory Note, dated February 1, 1995, in the principal amount of $10,000,000 (the "Note"), executed by the Company in favor of the Bank, (iii) the several Note Agreements, dated as of September 15, 1993 (the "Note Agreements"), between the Company and each of the purchasers listed on the Schedule of Purchasers attached to such Note Agreements (the "Purchasers"), relating to the sale by the Company of its 9.45% Series A Senior Notes due September 15, 2003 and its 8.99% Series B Notes due September 15, 1999, and (iv) that certain letter agreement, dated September 25, 1995, in the form attached hereto as Exhibit A (the "Letter Agreement"), between the Company and the Purchasers.

         The Bank hereby acknowledges receipt of the Letter Agreement, and hereby consents to the amendments to the Note Agreements set forth in the Letter Agreement. Notwithstanding any provision in the Note or the Receivables Purchase Agreement to the contrary, any reference to the Note Agreements contained in the Note and the Receivables Purchase Agreement shall mean the Note Agreements as amended thereby.

         This consent shall not alter, waive or amend, except as expressly provided herein, any provision of the Note or impair any right or remedy of the Bank with respect to any violation of any provision of the Note, and shall not constitute a waiver of compliance with any covenant, term or condition to be performed or complied with under the Note. Except as expressly provided herein, all provisions, terms and conditions of each of the Note shall remain in full force and effect, and the Note is ratified and confirmed in all respects.

                                        Very truly yours,

                                        FIRST NATIONAL BANK OF BOSTON


                                        By:     /s/  S. Karen Langstaff
                                                -----------------------
                                        Name:   S. Karen Langstaff
                                        Title:  Director

ACKNOWLEDGED AND AGREED:

KERR GROUP, INC.


By:      /s/  Geoffrey A. Whynot
         -----------------------------------
Name:    Geoffrey A. Whynot
Title:   Treasurer

[KERR LETTERHEAD]


To:      Each Holder of 9.45% Series A Senior Notes due
         September 15, 2003 and Each Holder of 8.99% Series B
         Senior Notes due September 15, 1999 of Kerr Group, Inc.



Date:    September  25, 1995


         Reference is hereby made to the several Note Agreements, dated as of September 15, 1993 (the "Note Agreements"), between Kerr Group, Inc. (the "Company") and each of the purchasers listed on the Schedule of Purchasers attached to said Note Agreements (the "Purchasers"), relating to the issue and sale by the Company of its 9.45% Series A Senior Notes due September 15, 2003 and its 8.99% Series B Senior Notes due September 15, 1999 (collectively, the "Notes"). Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Note Agreements.

         I.  Amendment

             Subject to the conditions set forth herein, the Note Agreements are hereby amended as follows:

             A. Section 10.1 of the Note Agreements is hereby amended and restated in its entirety to read as follows:


                 10.1 Fixed Charge Coverage Ratio. The Company will not at any time on or after December 31, 1993, permit the Fixed Charge Coverage Ratio for the four consecutive fiscal quarters most recently ended (i.e., a "rolling" four quarters) to be less than the ratios indicated below for the periods indicated:

                                                        Minimum Fixed Charge
                               Periods                     Coverage Ratio
           -------------------------------------           --------------
           Dec. 31, 1993     -    June 30, 1994                1.20 to 1
           July 1, 1994      -    June 30, 1995                1.30 to 1
           July 1, 1995      -    June 30, 1996                1.00 to 1
           July 1, 1996      -    Sept. 30, 1996               1.40 to 1
           Oct. 1, 1996      -    Dec. 31, 1996                1.50 to 1
           Jan. 1, 1997      -    June 30, 1997                1.60 to 1
           July 1, 1997      -    June 30, 2003                1.75 to 1

             B. Section 10.9 of the Note Agreements is hereby amended and restated in its entirety to read as follows:


                 10.9 Ratio of Debt to Adjusted Tangible Net Worth. The Company will not at any time permit the ratio of the total Debt of the Company to Adjusted Tangible Net Worth to exceed the following ratios for the indicated periods:


                                 Periods                        Maximum Ratio
             -----------------------------------                ------------

             Sept. 15, 1993   -   Nov. 30, 1993                  1.85 to 1
             Dec. 1, 1993     -   Feb. 28, 1994                  1.95 to 1
             Mar. 1, 1994     -   Aug. 31, 1994                  2.00 to 1
             Sept. 1, 1994    -   Nov. 30, 1994                  1.85 to 1
             Dec. 1, 1994     -   June 30, 1995                  1.95 to 1
             July 1, 1995     -   Nov. 30, 1995                  1.80 to 1
             Dec. 1, 1995     -   Aug. 31, 1996                  1.95 to 1
             Sept. 1, 1996    -   Dec. 31, 1996                  1.70 to 1
             Jan. 1, 1997     -   June 30, 1997                  1.85 to 1
             July 1, 1997     -   Nov. 30, 1997                  1.50 to 1
             Dec. 1, 1997     -   June 30, 1998                  1.80 to 1

             during each year thereafter

             July 1           -   Nov. 30                        1.50 to 1
             Dec. 1           -   June 30                        1.80 to 1

         II. Miscellaneous

             A. Limited Nature of Agreement. The amendments and modifications to the Note Agreements set forth above do not and shall not, now or in the future, either implicitly or explicitly (a) alter, waive or amend, except as expressly provided herein, any provision of the Note Agreements, or (b) impair any right or remedy of any purchaser under the Note Agreements with respect to any violation of any provision of the Note Agreements. The provisions hereof do not waive, now or in the future, compliance with any covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of any Purchaser under the Note Agreements, as amended hereby, with respect to any such violation.

             B. Note Agreements Remain in Effect. Except as expressly provided herein, all provisions, terms and conditions of the Note Agreements shall remain in full force and effect. As amended hereby, the Note Agreements are ratified and confirmed in all respects.

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


             C. Counterparts. This letter may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             D. Governing Law. This letter shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

         In consideration of your execution and delivery of this letter, the Company agrees to pay to you, upon such execution and delivery by all of the Purchasers, a fee in aggregate sum of $150,000 allocated in proportion to each Purchaser's respective principle amount.

         If you are in agreement with the foregoing, please sign the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                Very truly yours,

                                KERR GROUP, INC.


                                By:     /s/ Geoffrey A. Whynot
                                        ------------------------------
                                Title:  Vice President, Treasurer


The foregoing Agreement is hereby agreed to as of the date thereof.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By:   /s/  Stephen J. Blewitt
      --------------------------------------
BARNETT & CO.

By:
      --------------------------------------
NEW YORK LIFE INSURANCE COMPANY

By:
      --------------------------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
      --------------------------------------
MASSMUTUAL/CARLSON CBO, N.V.

By:
      --------------------------------------

             C. Counterparts. This letter may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             D. Governing Law. This letter shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

         In consideration of your execution and delivery of this letter, the Company agrees to pay to you, upon such execution and delivery by all of the Purchasers, a fee in aggregate sum of $150,000 allocated in proportion to each Purchaser's respective principle amount.

         If you are in agreement with the foregoing, please sign the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                Very truly yours,

                                KERR GROUP, INC.


                                By:     /s/ Geoffrey A. Whynot
                                        ------------------------------
                                Title:  Vice President, Treasurer


The foregoing Agreement is hereby agreed to as of the date thereof.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By:   /s/  Stephen J. Blewitt
      --------------------------------------
BARNETT & CO.

By:   /s/  Richard McCormick
      --------------------------------------
NEW YORK LIFE INSURANCE COMPANY

By:
      --------------------------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
      --------------------------------------
MASSMUTUAL/CARLSON CBO, N.V.

By:
      --------------------------------------

             C. Counterparts. This letter may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             D. Governing Law. This letter shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

         In consideration of your execution and delivery of this letter, the Company agrees to pay to you, upon such execution and delivery by all of the Purchasers, a fee in aggregate sum of $150,000 allocated in proportion to each Purchaser's respective principle amount.

         If you are in agreement with the foregoing, please sign the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                Very truly yours,

                                KERR GROUP, INC.


                                By:     /s/ Geoffrey A. Whynot
                                        ------------------------------
                                Title:  Vice President, Treasurer


The foregoing Agreement is hereby agreed to as of the date thereof.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By:
      --------------------------------------
BARNETT & CO.

By:
      --------------------------------------
NEW YORK LIFE INSURANCE COMPANY

By:   /s/  Gianfranco Capasso
     ---------------------------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
      --------------------------------------
MASSMUTUAL/CARLSON CBO, N.V.

By:
      --------------------------------------

             C. Counterparts. This letter may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             D. Governing Law. This letter shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

         In consideration of your execution and delivery of this letter, the Company agrees to pay to you, upon such execution and delivery by all of the Purchasers, a fee in aggregate sum of $150,000 allocated in proportion to each Purchaser's respective principle amount.

         If you are in agreement with the foregoing, please sign the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                                Very truly yours,

                                KERR GROUP, INC.


                                By:     /s/ Geoffrey A. Whynot
                                        ------------------------------
                                Title:  Vice President, Treasurer


The foregoing Agreement is hereby agreed to as of the date thereof.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By:
      --------------------------------------
BARNETT & CO.

By:
      --------------------------------------
NEW YORK LIFE INSURANCE COMPANY

By:
      --------------------------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:   /s/  Richard C. Morrison
      --------------------------------------
MASSMUTUAL/CARLSON CBO, N.V.

By:   /s/  Richard C. Morrison
      --------------------------------------

                                     - 3 -